SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549




                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                                Date of Report:

                              September 21, 1994
                       (Date of earliest event reported)


                                PS GROUP, INC.
              (Exact name of registrant as specified in charter)



            DELAWARE                1-7141            95-2760133
        (State or other           (Commission        (IRS Employer
        jurisdiction of          File Number)     Identification No.)
         incorporation)


  4370 La Jolla Village Drive
           Suite 1050
     San Diego, California                               92122
     (Address of principal                            (Zip Code)
       executive offices)


      Registrant's telephone number, including area code:  (619) 546-5001


Item 5.   Other Events

On September 21, 1994 the corporation Bylaws were amended to reduce the number of directors of the corporation from seven (7) to six (6).

A copy of the corporation's Bylaws in effect following such amendment follow as Exhibit (3)(ii).


Item 7(c).   Financial Statements and Exhibits

(3)(ii)     Bylaws  (amended through September 21, 1994)



                                  SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       PS GROUP, INC.



Dated:  September 27, 1994             By:      /s/ Dennis C. O'Dell
                                       Name:   Dennis C. O'Dell
                                       Title:  Vice President, General Counsel
                                                and Corporate Secretary